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EXHIBIT 10.8

      SIXTH AMENDMENT TO LEASE, EFFECTIVE AS OF THE 1ST DAY OF MARCH, 1997
                BETWEEN THE REGISTRANT AND AMERICAN NATIONAL BANK
                 AND TRUST COMPANY OF CHICAGO, NOT INDIVIDUALLY,
              BUT SOLELY AS TRUSTEE UNDER A CERTAIN TRUST AGREEMENT
                        DATED THE 30TH DAY OF JULY, 1985,
                         AND KNOWN AS TRUST NUMBER 65110


     This Sixth Amendment to Lease is made and entered into as of the 1st day of March, 1997 between American National Bank and Trust Company of Chicago, not individually, but solely, as Trustee under a certain Trust Agreement dated the 30th day of July, 1985, and known as Trust number 65110 (the "Landlord"), and MMI Companies, Inc. (the "Tenant"). This agreement amends that certain Lease dated the 7th day of December, 1990 between Landlord and Tenant (the "Lease") as previously amended by First Amendment to Lease, dated August, 1992, Second Amendment to Lease, dated October, 1994, Third Amendment to Lease, dated January, 1996, Fourth Amendment to Lease, dated June, 1996 and Fifth Amendment dated July, 1996. Landlord and Tenant are desirous of further amending the Lease for and in consideration of the premises and the agreements hereinafter set forth. Capitalized terms used herein shall have the same meaning as those ascribed to them in the Lease unless otherwise defined herein.

     1. LEASE OF PREMISES. The definition of Premises in Paragraph 1 of the Lease is hereby amended to include an additional 20,792 rentable square feet on the third floor of the Building (the "Additional Space"), to the existing 114,798 rentable square feet in the Premises as shown on Exhibit A attached hereto and made a part hereof. The total amount of the Premises shall be 135,590 rentable square feet, which number shall be substituted for 114,798 rentable square feet in Section 1 of the Lease.

     2. TERM. The Term on the Additional Space shall commence on July 1, 1997 and the Termination Date shall be June 30, 2006. Rent shall commence on the earlier of November 1, 1997 or the date Tenant occupies the Additional Space in order to conduct its business.

     3. REVISED BASE RENT. The amount of Base Rent shown on Exhibit A-1 attached to the Lease is amended and replaced with a new Exhibit A-1 attached hereto and made part of the Lease.

     4. TENANTS PROPORTIONATE SHARE. Commencing November 1, 1997 "Tenant's Proportionate Share" shall be amended by deleting "64.63%" and substituting for the deleted figure "76.34%."

     5. CONSTRUCTION. Landlord shall construct the Additional Space pursuant to Tenant's drawings and specifications, which drawings and specifications shall be identified in a separate Work Letter to be provided by Tenant. Landlord will contribute $311,880 towards the cost of the construction or reconstruction of the Additional Space. Any costs incurred in excess of this amount shall be the responsibility of the Tenant.

     6. EXCULPATORY CLAUSE. This Amendment to Lease is executed by American National Bank and Trust Company of Chicago, not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated July 30, 1985 and known as Trust Number 65110 at said Bank. Nothing in this Lease contained shall be construed as creating any liability whatsoever against said Trustee personally or said beneficiaries, and in particular, without limiting the generality of the foregoing, there shall be no personal liability to perform any covenant, either express or implied, herein contained, to keep, preserve or sequester any property of said Trust, and that all personal

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liability of said Trustee (and said beneficiaries, to the extent permitted by law), of every sort, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as the parties hereto are concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the Trust Estate from time to time subject to the provisions of said Trust Agreement for the payment thereof. The Trustee has no agents or employees and merely holds naked title to the property herein described and has no knowledge respecting rentals, leases or other factual matters with respect to the Premises, except as represented to it by the beneficiary or beneficiaries of the Trust.

     7. Except as modified by the terms of this Amendment, all of the terms and provisions of the said Lease shall be and remain in full force and effect.


LANDLORD                                TENANT

AMERICAN NATIONAL BANK                  MMI COMPANIES, INC.
AND TRUST COMPANY OF
CHICAGO, NOT INDIVIDUALLY, BUT
SOLELY AND ONLY AS TRUSTEE AFORESAID.


BY:                                BY:
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ITS:                               ITS:
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